Exhibit 99.2

STOCK OPTION AGREEMENT

(For Residents of People’s Republic of China)

AGREEMENT by and between AsiaInfo-Linkage, Inc. (the “Company”) and [                    ] (the “Participant”), dated as of [            ] (the “Grant Date”).

WHEREAS, the Company maintains the AsiaInfo-Linkage, Inc. 2011 Stock Incentive Plan (the “Plan”);

WHEREAS, the Participant is an employee of the Company and a resident of the People’s Republic of China; and

WHEREAS, the Committee has determined that it is in the best interests of the Company and its stockholders to grant a stock option to the Participant, subject to the terms and conditions set forth below and the applicable laws, rules and regulations of the People’s Republic of China (“Local Law”);

NOW, THEREFORE, IT IS HEREBY AGREED AS FOLLOWS:

1.	Grant of Option.

The Company hereby grants to the Participant an option (the “Option”) to purchase [            ] shares of the Company’s Common Stock, subject to the following terms and conditions and subject to the provisions of the Plan. The Plan is hereby incorporated herein by reference as though set forth herein in its entirety. Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed thereto by the Plan.

2.	Exercise Price.

The exercise price of the Option shall be US$[        ] per share.

3.	Exercisability of Option.

Subject to paragraphs 6, 7, 8 and 9 below, the Option, to the extent that there has been no termination of the Participant’s Service and the Option has not otherwise expired or been forfeited, shall become exercisable at the times and in the cumulative installments set forth on the vesting schedule attached as Appendix A hereto and made a part hereof.

Upon the occurrence of any of the events set forth below, the Company may, in its sole discretion and by giving a notice to the Participant, forfeit up to 80% of the unvested portion of the Option as of the date of such notice and amend Appendix A hereto accordingly:

(a) the Participant is reassigned to a different position at the same level within the Company with lesser responsibilities;

(b) the Participant is demoted to a lower level position within the Company; or

(c) the Participant receives a level “D” classification or below in his/her performance review.

4.	Method of Exercise.

Exercise of the Option shall be by means of electronic or written notice (the “Exercise Notice”) in a form authorized by the Company. An electronic Exercise Notice must be digitally signed or authenticated by the Participant in such manner as required by the notice and transmitted to the Company or an authorized representative of the Company (including a third-party administrator designated by the Company). In the event that the Participant is not authorized or is unable to provide an electronic Exercise Notice, the Option shall be exercised by a written Exercise Notice addressed to the Company, which shall be signed by the Participant and delivered in person, by certified mail, dispatched in any form of private or governmental express mail or delivery service providing receipted delivery, by confirmed facsimile or other electronic transmission (including electronic mail), or by such other means as the Company may permit, to the Company, or an authorized representative of the Company (including a third-party administrator designated by the Company). Each Exercise Notice, whether electronic or written, must state the Participant’s election to exercise the Option, the number of whole shares of Common Stock for which the Option is being exercised and such other representations and agreements as to the Participant’s investment intent with respect to such shares as may be required pursuant to the provisions of this Agreement. Further, each Exercise Notice must be received by the Company prior to the termination of the Option as set forth in paragraph 8 and must be accompanied by full payment of the aggregate exercise price for the number of shares of Common Stock being purchased. The Option shall be deemed to be exercised upon receipt by the Company of such electronic or written Exercise Notice and the aggregate exercise price.

5.	Payment of Exercise Price.

Pursuant to legal and administrative requirements in China, and notwithstanding any provisions in the Plan to the contrary, the methods of exercise available to the Participant are restricted. Full payment of the exercise price for the shares of Common Stock to be purchased on exercise of the Option must be made using the full “cashless” exercise method. Upon the Participant’s delivery of a properly executed Exercise Notice, together with (a) irrevocable instructions to a broker, agent or other third party designated by the Company to deliver promptly to the Company the aggregate amount of sale proceeds to pay the Option exercise price and any withholding tax obligations that may arise in connection with the exercise and (b) irrevocable instructions to the Company to deliver the certificate for such purchased shares directly to the broker, agent or other third party designated by the Company, all in accordance with the regulations of the United States Federal Reserve Board, such broker, agent or other third party will simultaneously sell all of the shares of Common Stock to which the Participant is entitled upon exercise, use the proceeds to pay the exercise price (plus any applicable fees and/or taxes) and remit the balance to the Participant in cash through a bank account approved by the State Administration of Foreign Exchange (“SAFE”) of China. As a result of the mandatory full “cashless” exercise method, no shares of Common Stock will be delivered to the Participant.

6.	Tax Withholding.

(a) In General. Regardless of any action taken by the Company or any Subsidiary with respect to any or all income tax, social insurance, payroll tax, payment on account or other tax-related withholding (the “Tax Obligations”), the Participant acknowledges that the ultimate liability for all Tax Obligations legally due by the Participant is and remains the Participant’s responsibility and that the Company (i) makes no representations or undertakings regarding the treatment of any Tax Obligations in connection with any aspect of the Option, including the grant, vesting or exercise of the Option, the subsequent sale of shares acquired pursuant to such exercise, or the receipt of any dividends and (ii) does not commit to structure the terms of the grant or any other aspect of the Option to reduce or eliminate the Participant’s liability for Tax Obligations. At the time of exercise of the Option, the Participant shall pay or make adequate arrangements satisfactory to the Company to satisfy all withholding obligations of the Company and any Subsidiary. In this regard, at the time the Option is exercised, in whole or in part, or at any time thereafter as requested by the Company or any Subsidiary, the Participant hereby authorizes withholding of all applicable Tax Obligations from payroll and any other amounts payable to the Participant, and otherwise agrees to make adequate provision for withholding of all applicable Tax Obligations, if any, by the Company and any Subsidiary which arise in connection with the Option. Alternatively, or in addition, if permissible under applicable law, including Local Law, the Company or any Subsidiary may sell or arrange for the sale of shares acquired by the Participant to satisfy the Tax Obligations. Finally, the Participant shall pay to the Company or any Subsidiary any amount of the Tax Obligations that any such company may be required to withhold as a result of the Participant’s participation in the Plan that cannot be satisfied by the means previously described. The Company shall have no obligation to process the exercise of the Option or to deliver shares until the Tax Obligations as described in this Section have been satisfied by the Participant.

(b) Withholding from Sale Proceeds. Subject to compliance with applicable law, including Local Law, and the Company’s Trading Compliance Policy, the Company may, in its discretion, satisfy all or any portion of the Tax Obligations by selling or arranging for the sale of a sufficient number of shares of Common Stock issued upon exercise of the Option, on Participant’s behalf and at Participant’s direction pursuant to this authorization, through such means as the Company may determine in its sole discretion (whether through a broker or otherwise) with a Fair Market Value, as determined by the Company as of the date on which the Tax Obligations arise, equal to the amount required to be withheld.

(c) Withholding in Shares. If permissible under applicable law, including Local Law, the Company shall have the right, but not the obligation, to require the Participant to satisfy all or any portion of the Tax Obligations upon exercise of the Option by deducting from the shares of Common Stock otherwise issuable to the Participant upon such exercise a number of whole shares having a fair market value, as determined by the Company as of the date of exercise, not in excess of the amount of such Tax Obligations determined by the applicable minimum statutory withholding rates.

7.	Exercisability Upon and After Termination of Participant.

(a) If the Participant’s Service is terminated other than for Cause or by reason of death, Retirement or Disability, the Option, to the extent vested in accordance with paragraph 3 on the date of termination, may be exercised during a period of three (3) months following such termination, or if earlier, until the expiration of the term of the Option as provided by paragraph 8 below; provided that, if the Participant should die within three (3) months following termination of Service, such termination being for a reason other than Cause, Disability or Retirement, but while the Option is exercisable, the Option, to the extent vested in accordance with paragraph 3 on the date of termination, may be exercised in the manner provided by the Plan until the earlier of (i) one year from the date of termination of the Participant’s Service or (ii) the date on which the term of the Option expires in accordance with paragraph 8 below.

(b) If the Participant’s Service terminates due to the death, Retirement or Disability of the Participant, the Option, to the extent vested in accordance with paragraph 3 on the date of termination, may be exercised until the earlier of (i) one year from the date of termination of the Participant’s Service, or (ii) the date on which the term of the Option expires in accordance with paragraph 8 below.

(c) If the Participant commences or continues service as a director or consultant of the Company or one of its Subsidiaries upon termination of employment, such continued service shall be treated as continued employment hereunder (and for purposes of the Plan), and the subsequent termination of service shall be treated as the applicable termination of employment for purposes of this Agreement.

(d) Notwithstanding any other provision of this Agreement, if the Participant’s Service is terminated for Cause, the Option, to the extent then unexercised, shall thereupon cease to be exercisable and shall be forfeited forthwith.

(e) Notwithstanding any other provision of this Agreement, other than termination of Service for Cause, if the exercise of the Option within the applicable time periods set forth in this paragraph 7 is prevented by the provisions of paragraph 9 below, the Option shall remain exercisable until the later of (i) thirty (30) days after the date such exercise first would no longer be prevented by such provisions or (ii) the end of the applicable time period under this paragraph 7, but in no event later than the remaining term of the Option.

(f) Notwithstanding any other provision of this Agreement, no Option (or portion thereof) which had not become exercisable at the time of cessation of Service shall ever be or become exercisable. No provision of this paragraph 7 is intended to or shall permit the exercise of the Option to the extent the Option was not exercisable upon cessation of Service.

8.	Term.

Unless earlier forfeited, the Option shall, notwithstanding any other provision of this Agreement, expire in its entirety upon the tenth (10th) anniversary of the Grant Date. The Option shall also expire and be forfeited at such earlier times and in such circumstances as otherwise provided hereunder or under the Plan.

9.	Restrictions on Exercise of Option and Issuance of Shares.

The exercise of the Option and the issuance of shares of Common Stock upon exercise shall be subject to compliance with all applicable requirements of United States federal or state law or Local Law with respect to such securities. The Option may not be exercised if the issuance of shares of Common Stock upon exercise would constitute a violation of any applicable United States federal or state or foreign securities laws, including Local Law, or other law or regulations or the requirements of any stock exchange or market system upon which the Common Stock may then be listed or quoted. In addition, the Option may not be exercised unless (a) a registration statement under the Securities Act shall at the time of exercise of the Option be in effect with respect to the shares issuable upon exercise of the Option or (b) in the opinion of legal counsel to the Company, the shares issuable upon exercise of the Option may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. THE PARTICIPANT IS CAUTIONED THAT THE OPTION MAY NOT BE EXERCISED UNLESS THE FOREGOING CONDITIONS ARE SATISFIED. ACCORDINGLY, THE PARTICIPANT MAY NOT BE ABLE TO EXERCISE THE OPTION WHEN DESIRED EVEN THOUGH THE OPTION IS VESTED. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company’s legal counsel to be necessary to the lawful issuance and sale of any shares subject to the Option shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained. As a condition to the exercise of the Option, the Company may require the Participant to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

10.	Nontransferability of the Option.

During the lifetime of the Participant, the Option shall be exercisable only by the Participant or the Participant’s guardian or legal representative. The Option shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. Following the death of the Participant, the Option, to the extent provided by paragraph 7, may be exercised by the Participant’s legal representative or by any person empowered to do so under the deceased Participant’s will or under the then applicable laws of descent and distribution.

11.	Certain Conditions of the Option.

(a) Compliance with Local Law. The Participant agrees that the Participant will not acquire shares pursuant to the Option or transfer, assign, sell or otherwise deal with such shares except in compliance with Local Law.

(b) Special Administration in China. The grant of the Option, the Participant’s ability to exercise the Option and sale of the shares of Common Stock shall all be contingent upon the Company or a Subsidiary obtaining approval from SAFE for the related foreign exchange transaction and the establishment of a SAFE-approved bank account. The receipt of funds by the Participant from the sale of the exercised shares of Common Stock and the conversion of those funds to the local currency must be approved by SAFE. In order to comply with the SAFE regulations, the proceeds from the sale of the Shares must be repatriated into China through a SAFE-approved bank account set up and monitored by the Company. The Participant may contact his or her local HR office for more details about the SAFE approved bank account.

(b) Employment Conditions. In accepting the Option, the Participant acknowledges that:

(i) Any notice period mandated under Local Law shall not be treated as Service for the purpose of determining the vesting of the Option; and the Participant’s right to exercise the Option after termination of Service, if any, will be measured by the date of termination of the Participant’s active Service and will not be extended by any notice period mandated under Local Law. Subject to the foregoing and the provisions of the Plan, the Company, in its sole discretion, shall determine whether the Participant’s Service has terminated and the effective date of such termination.

(ii) The vesting of the Option shall cease upon, and no shares shall become vested shares following, the Participant’s termination of Service for any reason except as may be explicitly provided by the Plan or this Agreement.

(iii) The Plan is established voluntarily by the Company. It is discretionary in nature and it may be modified, amended, suspended or terminated by the Company at any time, unless otherwise provided in the Plan and this Agreement.

(iv) The grant of the Option is voluntary and occasional and does not create any contractual or other right to receive future grants of Options, or benefits in lieu of Options, even if Options have been granted repeatedly in the past.

(v) All decisions with respect to future Option grants, if any, will be at the sole discretion of the Company.

(vi) The Participant’s participation in the Plan shall not create a right to further Service with the Company or any Subsidiary and shall not interfere with the ability of the Company or any Subsidiary to terminate the Participant’s Service at any time, with or without cause.

(vii) The Participant is voluntarily participating in the Plan.

(viii) The Option is an extraordinary item that does not constitute compensation of any kind for Service of any kind rendered to the Company or any Subsidiary, and which is outside the scope of the Participant’s employment contract, if any.

(ix) The Option is not part of normal or expected compensation or salary for any purpose, including, but not limited to, calculating any severance, resignation, termination, redundancy, end-of-service payments, bonuses, long-service awards, pension or retirement benefits or similar payments.

(x) If the Participant is not an employee of the Company, the Option grant will not be interpreted to form an employment contract or relationship with the Company; and furthermore the Option grant will not be interpreted to form an employment contract with any Subsidiary.

(xi) The future value of the underlying shares is unknown and cannot be predicted with certainty. If the underlying shares do not increase in value, the Option will have no value. If the Participant exercises the Option and obtains shares, the value of those shares acquired upon exercise may increase or decrease in value, even below the Exercise Price.

(xii) No claim or entitlement to compensation or damages arises from termination of the Option or diminution in value of the Option or shares purchased through exercise of the Option resulting from termination of the Participant’s Service (for any reason whether or not in breach of Local Law) and the Participant irrevocably releases the Company and each Subsidiary from any such claim that may arise. If, notwithstanding the foregoing, any such claim is found by a court of competent jurisdiction to have arisen then, by signing this Option Agreement, the Participant shall be deemed irrevocably to have waived the Participant’s entitlement to pursue such a claim.

(xiii) Neither the Company nor any Subsidiary is providing any tax, legal or financial advice to the Participant in connection with the Option, nor is the Company or any Subsidiary making any recommendation regarding the Participant’s participation in the Plan or the Participant’s acquisition or sale of the shares of Common Stock underlying the Option.

(c)	Data Privacy Consent.

(i) The Participant hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of the Participant’s personal data as described in this document by and among the Company and its Subsidiaries for the exclusive purpose of implementing, administering and managing the Participant’s participation in the Plan.

(ii) The Participant understands that the Company and its Subsidiaries hold certain personal information about the Participant, including, but not limited to, the Participant’s name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares or directorships held in the Company, details of all Options or any other entitlement to shares awarded, canceled, exercised, vested, unvested or outstanding in the Participant’s favor, for the purpose of implementing, administering and managing the Plan (“Data”). The Participant understands that Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, that these recipients may be located in the Participant’s country or elsewhere, and that the recipient’s country may have different data privacy laws and protections than the Participant’s country. The Participant understands that he or she may request a list with the names and addresses of any potential recipients of the Data by contacting the Participant’s local human resources representative. The Participant authorizes the recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing the Participant’s participation in the Plan, including any requisite transfer of such Data as may be required to a broker or other third party with whom the Participant may elect to deposit any shares acquired upon exercise of the Option. The Participant understands that Data will be held only as long as is necessary to implement, administer and manage the Participant’s participation in the Plan. The Participant understands that he or she may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing the Participant’s local human resources representative. The Participant understands, however, that refusing or withdrawing the Participant’s consent may affect the Participant’s ability to participate in the Plan. For more information on the consequences of the Participant’s refusal to consent or withdrawal of consent, the Participant understands that he or she may contact the Participant’s local human resources representative.

(d) Language. If Participant has received this Agreement or any other document related to the Plan translated into a language other than English and if the translated version is different than the English version, the English version will control.

12.	Miscellaneous.

(a) THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF DELAWARE RELATING TO CONTRACTS ENTERED INTO AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE. The parties agree that any proceeding regarding any dispute arising out of the subject matter hereof shall be brought in the federal or state courts sitting in Santa Clara County in the State of California, U.S.A., and the parties irrevocably waive any objection to such venue based on forum nonconveniens. The captions of this Agreement are not part of the provisions hereof and shall have no force or effect. This Agreement may not be amended or modified except by a written agreement executed by the parties hereto or their respective successors and legal representatives. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

(b) The Committee may make such rules and regulations and establish such procedures for the administration of this Agreement as it deems appropriate. Without limiting the generality of the foregoing, the Committee may interpret this Agreement, with such interpretations to be conclusive and binding on all persons and otherwise accorded the maximum deference permitted by law. In the event of any dispute or disagreement as to the interpretation of this Agreement or of any rule, regulation or procedure, or as to any question, right or obligation arising from or related to this Agreement, the decision of the Committee shall be final and binding upon all persons.

(c) Any document relating to participation in the Plan or any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given (except to the extent that this Agreement provides for effectiveness only upon actual receipt of such notice) upon personal delivery, confirmed facsimile or other electronic transmission (including electronic delivery at the e-mail address, if any, provided for the Participant by Company or a Subsidiary), or upon deposit in the U.S. Post Office or foreign postal service, by registered or certified mail, or with any form of private or government express mail or delivery service providing receipted delivery, with postage and fees prepaid, addressed to the other party at the address of such party set forth below or at such other address as such party may designate in writing from time to time to the other party.

(i) The Plan documents, which may include but do not necessarily include: the Plan, this Agreement, the Plan Prospectus (as defined below), and any reports of the Company provided generally to the Company’s stockholders, may be delivered to the Participant electronically. In addition, if permitted by the Company, the Participant may deliver electronically the Exercise Notice called for by paragraph 4 to the Company or to such third party involved in administering the Plan as the Company may designate from time to time. Such means of electronic delivery may include but do not necessarily include the delivery of a link to a Company intranet or the Internet site of a third party involved in administering the Plan, the delivery of the document via e-mail or such other means of electronic delivery specified by the Company.

(ii) The Participant acknowledges that the Participant has read paragraph 12(c)(i) of this Agreement and consents to the electronic delivery of the Plan documents and, if permitted by the Company, the delivery of the Exercise Notice, as described in paragraph 12(c)(i). The Participant acknowledges that he or she may receive from the Company a paper copy of any documents delivered electronically at no cost to the Participant by contacting the Company by telephone or in writing. The Participant further acknowledges that the Participant will be provided with a paper copy of any documents if the attempted electronic delivery of such documents fails. Similarly, the Participant understands that the Participant must provide the Company or any designated third party administrator with a paper copy of any documents if the attempted electronic delivery of such documents fails. The Participant may revoke his or her consent to the electronic delivery of documents described in paragraph 12(c)(i) or may change the electronic mail address to which such documents are to be delivered (if Participant has provided an electronic mail address) at any time by notifying the Company of such revoked consent or revised e-mail address by telephone, postal service or electronic mail. Finally, the Participant understands that he or she is not required to consent to electronic delivery of documents described in paragraph 12(c)(i).

(d) The failure of the Participant or the Company to insist upon strict compliance with any provision of this Agreement or the Plan, or to assert any right the Participant or the Company, respectively, may have under this Agreement or the Plan, shall not be deemed to be a waiver of such provision or right or any other provision or right of this Agreement or the Plan.

(e) Nothing in this Agreement shall confer on the Participant any right to continue in the Service of the Company or its Subsidiaries or interfere in any way with the right of the Company or its Subsidiaries and its stockholders to terminate the Participant’s Service at any time.

(f) This Agreement contains the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements, written or oral, with respect thereto.

Very truly yours,

ASIAINFO-LINKAGE, INC.

By

Date

ACCEPTANCE AND ACKNOWLEDGMENT

I, a resident of                                  (country), accept and agree to the terms of the Stock Option described in this Agreement and in the Plan, acknowledge receipt of a copy of this Agreement, the Plan and the applicable Plan Summary, and acknowledge that I have read them carefully and that I fully understand their contents.

Dated:

AILK Staff Code:

Taxpayer I.D. Number	Participant

Address:

No.

APPENDIX A

VESTING SCHEDULE

Date of Grant:

Vesting Commencement Date:

Exercise Price per Share:

Vesting Schedule:

Date of Installment	Percent of Optioned Shares